Loan Receivable Disclosure	12 Months Ended
Dec. 31, 2020
Notes
Loan Receivable Disclosure

4.Loan Receivable

	2020 $	2019 $

Opening balance	23,588	249,864
Addition - cash	89,353	33,555
Loss on equity investment	(5,827)	-
Repayment	-	(261,647)
Interest	-	1,544
Foreign exchange	3,796	272
	110,910	23,588

During the year ended December 31, 2017, the Company entered into a finance agreement with Futura Kbridge SpA (“FKS”), whereby the Company financed $220,000 with interest of 2% per annum, to acquire a solar power project (“Ariztia”). The principal amount was to be paid by December 31, 2019. As at December 31, 2019, the loan and accrued interest has been repaid.

During the year ended December 31, 2018, the Company entered into a finance agreement with FKS, whereby the Company financed $73,000 with interest of 2% per annum, to acquire a solar power project (“Guanare”) The principal amount was payable by December 31, 2019. As at December 31, 2019, the loan and accrued interested has been repaid. During the year ended December 31, 2019, the Company recorded interest income of $1,544 in relation to this loan.

During the year ended December 31, 2019, the Company advanced $33,555 ($43,936 CAD) to a related party, Columbia Capital Inc., which is non-interest bearing, unsecured and due on demand. As of December 31, 2020, the outstanding amount of this loan receivable is $25,708 ($33,342 CAD).

On November 17, 2020, the Company entered into a loan agreement with a related party, Kbrdige Resources Development, whereby the Company loaned $89,353 ($117,000 CAD) at 4.6% interest per annum with the maturity date of November 17, 2021. As at December 31, 2020, the outstanding amount of this loan is $85,202 (2019 - $Nil) net of foreign exchange and loss from equity investment. No amount of interest and principal has been repaid.